                                                                    EXHIBIT 10.3


        SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of October 4, 2002 is among HORIZON HEALTH CORPORATION, a Delaware Corporation (the "Parent"), HORIZON MENTAL HEALTH MANAGEMENT, INC., a Delaware Corporation (the "Borrower"), each of the banks or other lending institutions party hereto, JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank, who was the successor in interest by merger to Chase Bank of Texas, National Association, formerly known as Texas Commerce Bank National Association), as the agent (the "Agent").

                                    RECITALS:

         A. The Parent, the Borrower, the Agent, and certain banks and other lending institutions have entered into that certain Second Amended and Restated Credit Agreement dated as of May 23, 2002 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of September 25, 2002, and as the same may hereafter be further amended or otherwise modified, herein the "Agreement").

         B. The Parent wishes to repurchase shares of its stock on the open market or though privately negotiated transactions in an amount not to exceed $7,500,000.

         C. In connection with the Parent's repurchase of shares of its stock, the Parent and the Borrower have requested that the Agent and the Banks amend certain provisions of the Agreement. Subject to satisfaction of the conditions set forth herein, the Agent and the Banks party hereto are willing to amend the Agreement as herein set forth

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

                                   ARTICLE I.

                                   Definitions

         Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II.

                                   Amendments

         Section 2.1. Amendment to Section 10.4 - RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. Section 10.4 of the Agreement is amended by: (a) deleting the word "and" at the end of clause (ii); (b) replacing the period at the end of clause (iii) with a semicolon and the word "and"; and (c) adding a new clause
(iv) thereto which shall read in its entirety as set forth in clause (iv) below:

         (iv) during the period from October 4, 2002 through April 4, 2002, Parent may repurchase shares of its stock on the open market or through privately negotiated transactions (in addition to those purchased under clause (iii) of this Section 10.4); provided that (A) no Default exists or would result therefrom, (B) the aggregate amount paid by Parent for such repurchases completed during such period does not exceed Seven Million Five Hundred Thousand Dollars ($7,500,000), (C) as of the date of any such repurchase, the ratio of pro forma Indebtedness outstanding as of the date of any such


SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 1 repurchase (after giving effect to any borrowings made in connection therewith to fund the purchase thereof) to the Adjusted EBITDA for the most recently completed four (4) Fiscal Quarter period as of the date of such repurchase, does not exceed 1.50 to 1.00, and (D) [IF THE AMOUNT OF ANY SUCH REPURCHASE IS GREATER THAN $100,000 THEN AS OF THE DATE OF ANY SUCH REPURCHASE,] [AS SOON AS AVAILABLE, AND IN ANY EVENT WITHIN FIFTEEN (15) DAYS AFTER THE END OF EACH MONTH ENDING DURING SUCH PERIOD,] Parent delivers to Agent a certificate completed and executed by the chief executive or chief financial officer of Parent setting forth in reasonable detail the calculations required to establish compliance with clauses (B) and (C) of this clause (iv) and stating that no Default exists [OR WOULD RESULT FROM ANY SUCH REPURCHASE] [OR EXISTED DURING SUCH MONTH].

         Section 2.2. Amendment to Section 11.1 - CONSOLIDATED NET WORTH. The first sentence of Section 11.1 of the Agreement is amended by: (a) replacing the period at the end of clause (d) thereof with the word "minus"; and (b) adding a new clause (e) thereto which shall read in its entirety as set forth in clause
(e) below:

         (e) the lesser of $7,500,000 or the aggregate amount paid by Parent for its repurchase of shares of its stock on the open market or through privately negotiated transactions pursuant to clause (iv) of Section 10.4.

         Section 2.3. Amendment to Exhibit C - COMPLIANCE CERTIFICATE. Exhibit C to the Agreement is amended in its entirety to read as set forth on Exhibit A attached hereto.


                                  ARTICLE III.

                              Conditions Precedent


         Section 3.1. Conditions. The effectiveness of Article 2 of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) The Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

                           (i) Amendment Fee. Payment of the amendment fee
required by Section 4.6 of this Amendment.

                           (ii) Additional Information. Such additional
documentation, approvals, opinions, and information as Agent or its legal counsel Jenkens & Gilchrist, a Professional Corporation, may request; and

                  (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

                  (c) No Default or Event of Default shall have occurred and be continuing; and


SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 2

         (d) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel Jenkens & Gilchrist, a Professional Corporation.

                                  ARTICLE IV.

                                  Miscellaneous

         Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

         Section 4.2. Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Banks as follows: (a) after giving effect to this Amendment, no Default exists; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; and
(c) the execution, delivery, and performance of this Amendment has been duly authorized by all necessary action on the part of Parent, Borrower, and each Obligated Party and does not and will not (i) violate any provision of law applicable to the Borrower, the Parent, or any Obligated Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of the Borrower, the Parent, or any Obligated Party or any order, judgment, or decree of any court or agency of government binding upon the Borrower, the Parent, or any Obligated Party, (ii) conflict with, result in a breach of or constitute (with due notice of lapse of time or both) a default under any material contractual obligation of the Borrower, the Parent, or any Obligated Party, (iii) result in or require the creation or imposition of any material lien upon any of the assets of the Borrower, the Parent, or any Obligated Party, or (iv) require any approval or consent of any Person under any material contractual obligation of the Borrower, the Parent, or any Obligated Party.

         IN ADDITION, TO INDUCE THE AGENT AND THE BANKS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER, THE PARENT, AND EACH OBLIGATED PARTY (BY IT EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

                  (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

                  (b) RELEASE. RELEASES AND DISCHARGES THE AGENT AND THE BANKS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY OBLIGATED PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 3

         AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         Section 4.3. Survival of Representations and Warranties. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Agent or any Bank or any closing shall affect the representations and warranties or the right of the Agent or any Bank to rely upon them.

         Section 4.4. Reference to Agreement. Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 4.5. Expenses of Agent. As provided in the Agreement, the Borrower agrees to pay on demand all costs and expenses incurred by the Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the costs and fees of the Agent's legal counsel.

         Section 4.6. Amendment Fee. The Borrower agrees to pay to each Bank, on the date hereof, an amendment fee in the amount of $15,000 each, in consideration for the Banks' agreement to enter into this Amendment.

         Section 4.7. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 4.8. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Section 4.9. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, each Bank and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 4.10. Counterparts. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 4.11. Effect of Waiver. No consent or waiver, express or implied, by the Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by the Borrower or any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 4.12. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.



SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 4

         Section 4.13. ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.

                                    PARENT AND BORROWER:

                                    HORIZON HEALTH CORPORATION
                                    HORIZON MENTAL HEALTH MANAGEMENT, INC.


                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                         Authorized Officer for both Parent and
                                         Borrower


                                    AGENT AND BANKS:

                                    JPMORGAN CHASE BANK (formerly known as The
                                    Chase Manhattan Bank, who was successor-in-interest by merger to the Chase Bank of Texas, National Association who was formerly known as TEXAS COMMERCE BANK NATIONAL ASSOCIATION), individually as a Bank, as Agent, and as Issuing Bank


                                    By:
                                       ----------------------------------------
                                       D. Scott Harvey, Senior Vice President


                                    BANK OF AMERICA, NATIONAL ASSOCIATION


                                    By:
                                       ----------------------------------------
                                       Daniel H. Penkar, Senior Vice President



SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 5

                             OBLIGATED PARTY CONSENT

         Each Obligated Party (i) consents and agrees to this Second Amendment to Second Amended and Restated Credit Agreement; (ii) agrees that the Guaranty, Subsidiary Security Agreement, and the Subsidiary Pledge Agreement to which it is a party shall remain in full force and effect and shall continue to be the legal, valid, and binding obligation of such Obligated Party enforceable against it in accordance with its terms; (iii) agrees that the "Obligations" as defined in the Agreement as amended hereby (including, without limitation, all obligations, indebtedness, and liabilities arising in connection with the Letters of Credit) are "Obligations" as defined in the Guaranty; and (iv) agrees that any reference to the "Borrower" in the Guaranty, Subsidiary Security Agreement or Subsidiary Pledge Agreement shall mean Horizon Mental Health Management, Inc. as the "Borrower" hereunder successor by assumption to the obligations of the Parent.


                               OBLIGATED PARTIES:

                               MENTAL HEALTH OUTCOMES, INC.
                               SPECIALTY REHAB MANAGEMENT, INC.
                               HHMC PARTNERS, INC.
                               HORIZON BEHAVIORAL SERVICES, INC.
                               FLORIDA PSYCHIATRIC ASSOCIATES, INC.
                               HORIZON BEHAVIORAL SERVICES OF FLORIDA, INC.
                               FPMBH OF TEXAS, INC.
                               HMHM OF TENNESSEE, INC.
                               OCCUPATIONAL HEALTH CONSULTANTS OF AMERICA, INC. EMPLOYEE ASSISTANCE SERVICES, INC.
                               HORIZON BEHAVIORAL SERVICES IPA, INC.
                               HORIZON BEHAVIORAL SERVICES OF NEW JERSEY, INC. HORIZON BEHAVIORAL SERVICES OF NEW YORK, INC. PROCARE ONE NURSES, LLC


                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                                    Authorized Officer for each Obligated Party




SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT - Page 6

                                    EXHIBIT A
                                       TO
                           HORIZON HEALTH CORPORATION
        SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                             Compliance Certificate





EXHIBIT A - Cover Page

                             COMPLIANCE CERTIFICATE
                                     for the
                     Fiscal Quarter ending ________ __, ____

To:      JPMorgan Chase Bank
         P.O. Box 660197
         Dallas, Texas 75266-0197
         Fax No.:  (972) 888-7837
         Telephone No.:  (972) 888-7802
         Attention:  D. Scott Harvey
                     Steve Lewis

Ladies and Gentlemen:

         This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 9.1(c) of that certain Second Amended and Restated Credit Agreement (as amended, the "Agreement") dated as of May 23, 2002, among the Horizon Health Corporation ("Parent"), Horizon Mental Health Management, Inc. ("Borrower"), the banks and lending institutions named therein (the "Banks") and JPMorgan Chase Bank, as agent for the Banks ("Agent"). All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement.

         The undersigned, as an authorized financial officer of Parent, and not individually, does hereby certify to the Agents and the Banks that:

1.       DEFAULT.

         No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described on the attached Exhibit A the nature thereof and the steps taken or proposed to remedy such Default.


2.      SECTION 9.1 - FINANCIAL STATEMENTS AND RECORDS

        (a)  Annual audited financial statements of Parent and the                            Yes     No   N/A
             Subsidiaries on or before ninety (90) days after the end
             of each Fiscal Year.

        (b)  Quarterly unaudited financial statements of Parent and the                       Yes     No   N/A
             Subsidiaries within forty-five (45) days after the end of
             each Fiscal Quarter

        (c)  Financial Projections of Parent and Subsidiaries within                          Yes     No   N/A
             forty-five (45) days after the beginning of each Fiscal
             Year.

3.       SECTION 9.10(d) - INSIGNIFICANT SUBSIDIARIES

         EBITDA for the Insignificant Subsidiaries for the most
         recently completed four Fiscal Quarter period not to exceed:          $  250,000

         Actual EBITDA for the Insignificant Subsidiaries for the most
         recently completed four Fiscal Quarter period:                        $              Yes    No
                                                                                ---------

Compliance Certificate - Page 1

4.      SECTION 9.10(e)  - RESTRICTED SUBSIDIARIES

         EBITDA for the Restricted Subsidiaries for the most recently completed four Fiscal Quarter period not to exceed 10% of
         line 12(f):                                                           $
                                                                                ---------

         Actual EBITDA for the Restricted Subsidiaries for the most
         recently completed four Fiscal Quarter period:                        $              Yes          No
                                                                                ---------

5.      SECTION 10.1  - DEBT

        (a)  Purchase money not to exceed:                                     $  500,000
             Actual Outstanding:                                               $              Yes    No
                                                                                ---------

        (b)  Guarantees of surety, appeal bonds, etc. not to exceed:           $1,000,000
             Actual Outstanding:                                               $              Yes    No
                                                                                ---------

        (c)  Aggregate Debt of newly acquired or merged Subsidiaries
             not to exceed:                                                    $1,000,000
             Actual Outstanding:                                               $              Yes    No
                                                                                ---------

        (d)  Other Debt not to exceed:                                         $  250,000
             Actual Outstanding:                                               $              Yes    No
                                                                                ---------

6.      SECTION 10.4 - RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
         The total aggregate amount of redemptions or repurchases
         exercised by employees and directors in connection with the exercise by such Person of stock options granted to such
         Person under Parent's benefit programs in any Fiscal Year
         shall not exceed:                                                     $1,000,000     Yes    No
         Actual Expended:                                                      $
                                                                                ---------

7.      SECTION 10.5 - INVESTMENTS

        (a)  Aggregate amount of loans to physicians employed by a
             Subsidiary not to exceed (calculated net of bad debt
             reserve):                                                         $  500,000

             Actual Outstanding:                                               $              Yes    No
                                                                                ---------

        (b)  Aggregate amount of investments in or contributions to wholly
             owned Subsidiaries not to exceed:                                 $  250,000

             Actual Outstanding:                                               $              Yes    No
                                                                                ---------

        (c)  Gross aggregate amount of loans, advances, and investments in or contributions to Valley Rehabilitation Hospital, LLP
             not to exceed:                                                    $1,500,000

             Actual Aggregate Amount:                                          $              Yes    No
                                                                                ---------

        (d)  Aggregate amount of investments in HBS CA not to exceed the lesser of $1,500,000 or the minimum amount for compliance
             with minimum net worth requirements under Knox Keene Act:         $
                                                                                ---------


Compliance Certificate - Page 2

             Actual Aggregate Amount:                                          $              Yes    No
                                                                                ---------

        (e)  Aggregate amount of investments in Insights in addition to the    $1,000,000
             Purchase Price paid  for Insights not to exceed:
             Actual Aggregate Amount:                                          $              Yes    No
                                                                                ---------

8.      SECTION 10.8 - ASSET DISPOSITIONS

        (a)  Aggregate book value of assets disposed during any
             12-month period not to exceed:                                    $  500,000

        (b)  Total book value of asset dispositions for 12-month period
             most recently ending:                                             $              Yes    No
                                                                                ---------

9.       SECTION 10.11 - PREPAYMENT OF DEBT

        (a)  Aggregate amount of Debt, other than the Obligations, prepaid or optionally redeemed during period from the
             Closing Date to the Termination Date not to exceed:               $  300,000

        (b)  Total amount of Debt, other than the Obligations, prepaid
             or optionally redeemed:                                           $              Yes    No
                                                                                ---------

10.     SECTION 11.1 - CONSOLIDATED NET WORTH

        (a)  Base Consolidated Net Worth                                       $
                                                                                ---------

        (b)  The lesser of (i) $500,000 or (ii) aggregate amount of            $
             non-cash losses attributable to  impairment of goodwill            ---------
             and incurred and reported on Parent's 8/31/02 financial
             statement for such fiscal year which have resulted from
             Parent's compliance with statement number 142 of FASB

        (c)  Cumulative positive Net Income since 2/28/02 Fiscal               $
             Quarter end                                                        ---------

        (d)  50% of 9(c)                                                       $
                                                                                ---------

        (e)  Aggregate amount of net cash proceeds or other Capital            $
             Contribution to Parent since 2/28/02                               ---------


        (f)  the lesser of $7,500,000 or the aggregate amount paid by          $
             Parent for its repurchase of shares of its stock on the            ---------
             open market or through privately negotiated transactions
             pursuant to clause (iv) of Section 10.4

        (g)  Required Consolidated Net Worth:                                  $
             9(a) minus 9(b) plus 9(d) plus 9(e) minus 9(f)                     ----------

        (h)  Actual Consolidated Net Worth                                     $              Yes    No
                                                                                ---------

11.     SECTION 11.2 - INDEBTEDNESS TO CAPITALIZATION

        (a)  Debt for borrowed money                                           $
                                                                                ---------

        (b)  Debt evidenced by bonds, notes, etc.                              $
                                                                                ---------
        (c)  Capital Lease Obligations                                         $
                                                                                ---------


Compliance Certificate - Page 3

(f)      Reimbursement obligations for letters of credit                       $
                                                                                ---------

        (e)  North Central Development Company debt                            $
                                                                                ---------

        (f)  Sum of 10(a) through 10(e)                                        $
                                                                                ---------

        (g)  Actual Consolidated Net Worth                                     $
             (from Section 11.1)                                                ---------

        (h)  10(f) plus 10(g)                                                  $
                                                                                ---------

        (j)  10(f) : 10(h) =                                                        :1.00
                                                                                ----

        (k)  Maximum Indebtedness to Capitalization                             0.50:1.00     Yes    No

12.     SECTION 11.3 - FIXED CHARGE COVERAGE

        (a)  Parent and the Subsidiaries' Consolidated Net Income for
             last four Fiscal Quarters (from Schedule 1)                       $
                                                                                ---------

        (b)  Plus provisions for tax                                           $
                                                                                ---------

        (c)  less benefit from tax                                             $
                                                                                ---------

        (d)  Plus interest expense                                             $
                                                                                ---------
        (e)  Plus amortization and depreciation                                $
                                                                                ---------

        (f)  Parent and the Subsidiaries' EBITDA:                              $
             (11(a) plus 11(b) minus 11(c) plus 11(d) plus 11(e))               ---------

        (g)  provisions for taxes                                              $
                                                                                ---------

        (h)  plus benefit from taxes                                           $
                                                                                ---------

        (i)  minus cash dividends and other distributions made on              $
             account of the Parent's capital stock                              ---------

        (j)  aggregate amount of non-cash losses which have not already        $
             been excluded in determining Consolidated Net Income and           ---------
             which are attributable to impairment of Parent's goodwill
             incurred and reported by Parent on its financial
             statements which have resulted from Parent's compliance
             with statement number 142 of FASB
        (k)  Cash Flow                                                         $
        (11(f) plus 11(h) minus 11(g) minus 11(i) plus 11(j))                   ---------



Compliance Certificate - Page 4

        (l)  Fixed Charges

             (i)   Cash interest expense for last four Fiscal Quarters         $
                                                                                ---------

             (ii)  as of each date of determination (A) prior to the
                   Revolving Termination Date, one-fifth of the
                   outstanding balance of Loans and (B) on and after the
                   Revolving Termination Date, current maturities of
                   long term debt reflected on Parent's consolidated
                   balance sheet, excluding 2/3 of the final principal
                   installment due on the Termination Date                     $
                                                                                ---------

             (iii) Aggregate amount of Capital Expenditures for last
                   four Fiscal Quarters                                        $
                                                                                ---------

             (iv)  Payments made pursuant to Capital Lease Obligations
                   for last four Fiscal Quarters                               $
                                                                                ---------

             (v)   Sum of 11(l)(i) through (iv)
                                                                               $
                                                                                ---------

        (m)  Actual Fixed Charge Coverage (11(k) : 11(l)(v))=                       :1.00
                                                                                ----
        (n)  Minimum Fixed Charge Coverage                                      1.20:1.00     Yes    No


13.     SECTION 11.4 - INDEBTEDNESS TO ADJUSTED EBITDA

        (a)  Indebtedness (from 10(f))                                         $
                                                                                ---------

        (b)  Actual EBITDA (from 11(f))                                        $
                                                                                ---------

        (c)  Goodwill Impairment (from 11(i))                                  $
                                                                                ---------

        (d)  Prior Period/Prior Target EBITDA; provided that, (i) the          $
             EBITDA for a Prior Target will not be included unless it           ---------
             can be established in a manner satisfactory to Agent based on financial statements of the Prior Target prepared in
             accordance with GAAP without adjustment for expense or
             other charges that will be eliminated after the
             acquisition;  and (ii) if such Prior Target has become a
             Restricted Subsidiary, then in calculating its pro forma
             EBITDA, any income which could not be distributed to its
             parent as a result of restrictions arising under governing documents, agreement, applicable law or otherwise shall
             not be included

        (e)  Adjusted EBITDA (12(b) plus 12(c) plus 12(d))                     $
                                                                                ---------

        (f)  12(a) : 12(e)                                                          :1.00
                                                                                ----

        (g)  Maximum Indebtedness to Adjusted EBITDA allowed by Credit
             Agreement                                                           2.25:1.00    Yes    No

14.     SECTION 11.5 - CURRENT RATIO

        (a)  Consolidated current assets from balance sheet of Parent          $
                                                                                ---------
        (b)  Consolidated current liabilities from balance sheet of
             Parent                                                            $
                                                                                ---------
        (c)  Outstanding Principal balance of the Loans to the extent
             included in 13(b)                                                 $
                                                                                ---------


Compliance Certificate - Page 5

        (d)  Total Current Liabilities (13(b) minus 13(c))                     $
                                                                                ---------

        (e)  Actual Ratio of Current Assets to Current Liabilities
             (13(a) : 13(d))                                                        :1.00
                                                                                ----

        (f)  Minimum Ratio of Current Assets to Current Liabilities              1.00:1.00    Yes    No


15.     SECTION 11.6 - MANAGED CARE CONTRACTS

        (a)  Gross revenue during the immediately preceding 12 month           $
             period from contracts providing exclusively for                    ---------
             managed care

        (b)  Gross revenue during the immediately preceding 12 month           $
             period from the managed care portions of contracts                 ---------
             providing for EAS and managed care

        (c)  Total Managed Care Gross Revenue (14(a) plus (14(b))              $
                                                                                ---------

        (d)  Total Gross Revenue during such 12 month period                   $
                                                                                ---------

        (e)  35% of 14(d)                                                      $
                                                                                ---------

        (f)  Maximum Permitted Gross Revenue from Managed
             Care Contracts                                                    14(c) greater
                                                                               than 14(e)     Yes    No

16.      ATTACHED SCHEDULES

         Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

17.      FINANCIAL STATEMENTS

         The unaudited financial statements attached hereto were prepared in accordance with GAAP (excluding footnotes) and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

18.      CONFLICT

         In the event of any conflict between the definitions or covenants contained in the Credit Agreement and as they may be interpreted or abbreviated in the Compliance Certificate, the Credit Agreement shall control.


         IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this _______ day of ____________,_______.


                                         HORIZON HEALTH CORPORATION



                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

Compliance Certificate - Page 6

                                   Schedule 1
                                       to
                             Compliance Certificate

                         Parent Consolidated Net Income
                 for period ______________ to _________________

1.      GAAP for Parent (the "Subject Person") excluding the following
        consolidated net income                                                        $
                                                                                        ------------

        (a)  extraordinary gains or losses or nonrecurring revenue
             or expenses                                                                ------------


        (b)  gains on sale of securities
                                                                                        ------------
        (c)  losses on sale of securities
                                                                                        ------------

        (d)  any gains or losses in respect of the write-up of any asset at greater than original cost or write-down at less than original
             cost;                                                                      ------------

        (e)  any gains or losses realized upon the sale or other
             disposition of property, plant, equipment or intangible assets which is not sold or otherwise disposed of in the ordinary
             course of business;                                                        ------------

        (f)  any gains or losses from the disposal of a discontinued business;
                                                                                        ------------

        (g)  any net gains or losses arising from the extinguishment of any
             debt;                                                                      ------------

        (h)  any restoration to income of any contingency reserve for long term asset or long term liabilities, except to the extent that provision for such reserve was made out of income accrued
             during such period;                                                        ------------

        (i)  the cumulative effect of any change in an accounting principle
             on income of prior periods;                                                ------------

        (j)  any deferred credit representing the excess of equity in any acquired company or assets at the date of acquisition over the
             cost of the investment in such company or asset;                           ------------

        (k)  the income from any sale of assets in which the book value of such assets prior to their sale had been the book value
             inherited;                                                                 ------------

        (l)  the income (or loss) of any Person (other than a subsidiary) in which the Subject Person or a subsidiary has an ownership
             interest; provided, however, that (i) Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Subject Person or such subsidiary in the form of dividends or similar distributions and (ii) Consolidated Net Income shall be reduced by the
             aggregate amount of all investments, regardless of the form thereof, made by the Subject Person or any of its subsidiaries in such Person for the purpose of funding any deficit or loss
             of such Person;                                                            ------------

Schedule 1 to Compliance Certificate - Page 1

        (m)  the income (or loss) of any Restricted Subsidiary; provided, however, that (i) Consolidated Net Income shall include
             amounts in respect of the income of such Restricted Subsidiary when actually received in cash by the Parent in the form of dividends or similar distributions and (ii) Consolidated Net
             Income shall be reduced by the aggregate amount of all
             investments, regardless of the form thereof, made by the
             Parent or any of its Subsidiaries in such Restricted
             Subsidiaries for the purpose of funding any deficit or loss of
             such Restricted Subsidiary;                                                -----------

        (n)  the income of any subsidiaries to the extent the payment of such income in the form of a distribution or repayment of any
             Debt to the Subject Person or a Subsidiary is not permitted, whether on account of any restriction in by-laws, articles of incorporation or similar governing document, any agreement or any law, statute, judgment, decree or governmental order, rule
             or regulation applicable to such Subsidiary;                               -----------

        (o)  any reduction in or addition to income tax expense resulting from an increase or decrease in a deferred income tax asset
             due to the anticipation of future income tax benefits;                     -----------


        (p)  any reduction in or addition to income tax expense due to the change in a statutory tax rate resulting in an increase or decrease in a deferred income tax asset or in a deferred
             income tax liability;                                                      -----------

        (q)  any gains or losses attributable to returned surplus assets of any pension-benefit plan or any pension credit attributable to the excess of (i) the return on pension-plan assets over (ii)
             the pension obligation's service cost and interest cost;                   ----------

        (r)  the income or loss of any Person acquired by the Subject
             Person or a subsidiary for any period prior to the date of
             such acquisition; and                                                      ----------

        (s) the income from any sale of assets in which the accounting basis of such assets had been the book value of any Person acquired by the Subject Person or a subsidiary prior to the date such Person became a subsidiary or was merged into or consolidated with the Subject Person or a subsidiary.

TOTAL:                                                                                 $
                                                                                        ==========


Schedule 1 to Compliance Certificate - Page 2